Exhibit 99.1

EXECUTION VERSION

Certification of Services Performed

Reference is made to that certain proposed Loan Agreement (the “Loan Agreement”), by and between 2024-1 IH BORROWER LP, a Delaware limited partnership (“Borrower”) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Radian Real Estate Management LLC (“RREM”) has completed the services ordered by Client under the Amended and Restated Evaluation Services Agreement dated July 24, 2024 between RREM and Client, in connection with the borrowing of the Loan for the Properties contained in the data tape entitled “IH 2024- SFR1 - Data Tape 6.30.24 Total Portfolio vFINAL6.xlsx” (the “Data Tape”). Furthermore;

1.	RREM has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) no such Lease contains terms that are materially inconsistent with customary lease terms for the jurisdiction where the applicable Property is located, and (d) all Section 8 leases are correctly reported in the Data Tape.

2.	RREM has reviewed the values in the Data Tape that are used in the calculations and reporting of the purchase prices, lease commencement and expiration dates, rent amounts, Broker Price Opinion amounts, Broker Price Opinion completion dates, and actual renovation costs and determined that such values in the Data Tape are correctly reported.

3.	RREM has reviewed (a) the addresses on the Data Tape and determined that they match the addresses that appear on the Broker Price Opinions provided by RREM and (b) the county designation for each Property in the Data Tape and determined each such designation is accurate and matches the county designation in the corresponding approved title policy commitment.

4.	RREM has reviewed the Data Tape which indicates which Properties are or are not subject to an active homeowner’s, condominium, or other common-interest community association (each an, “HOA”) and has determined, based on its review of the title work, the Data Tape and that certain HOA discrepancy review report dated on or about the date hereof executed by OS National, LLC (“OSN”), that the Properties identified in the Data Tape as not being subject to an HOA are accurately identified.

5.	RREM has reviewed the Data Tape, provided by Borrower, which indicates which Properties are condominiums and has determined, based on property-type designations in the Broker Price Opinion for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums on the Data Tape are accurate.

6.	RREM has reviewed the purchase documentation for the Properties provided by Borrower in each case, suitable for the type of purchase. RREM has compared the acquisition price amounts in the Data Tape against the purchase documentation provided and determined that the acquisition price amounts in the Data Tape are accurately reported.

7.	RREM has reviewed the total cost basis for each Property on the general ledger for the Borrower which is entitled, “IH2024-SFR1 GBV 6.30.24.xlsx”, as provided to RREM on July 10, 2024 and has verified that the amount corresponds to the amount reflected on the Borrower’s Data Tape.

8.	RREM has confirmed the schedule of Florida code liens generated by OS National, LLC, by comparing the contents of the schedule, including but not limited to, the amounts of such liens, and the accruing amounts of such liens, to the copies of recorded lien instruments in the applicable jurisdictions.

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Radian Real Estate Management LLC

By:	/s/ Tim Reilly

Name:	Tim Reilly

Title:	EVP

Date:	August 5, 2024

RREM DILIGENCE CERTIFICATE